                                                                  Exhibit 23.1

                                  [LETTERHEAD]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-01616, 333-04073 and 333-46705.



                                          /s/ ARTHUR ANDERSEN LLP


Denver, Colorado,
March 24, 1998.